EXHIBIT 99.1
                                                                    ------------

                 JUPITERMEDIA CORPORATION REPORTS RECORD RESULTS
                   FOR ITS SECOND QUARTER ENDED JUNE 30, 2005

(New York, NY - August 1, 2005) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended June 30, 2005. Revenues for the second quarter of 2005 were $33.8 million compared to revenues of $17.8 million for the same period last year, an increase of 89%. Net income for the second quarter was $7.0 million, or $0.19 per diluted share, compared to net income of $3.5 million, or $0.11 per diluted share, for the same period last year.

"We are pleased with our financial results for the second quarter, with record revenues and net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "We have been emphasizing the development of our JupiterImages division and the second quarter illustrates continued organic and overall growth in the sales and distribution of commercial images. The acquisition of PictureArts in July marks our seventh major images acquisition since June 2003 (ArtToday, Comstock, Thinkstock, Hemera, Dynamic Graphics, Goodshoot and PictureArts). We plan to continue our acquisitions program in the coming months. Our employees are working hard to shape and integrate these acquisitions so that Jupitermedia becomes a powerful creator and distributor of a wide range of commercial images. The full impact of this integration will be more apparent in future quarters. In the meantime we continue to evolve as a company making positive financial progress not only with JupiterImages, but with our JupiterWeb, JupiterResearch and JupiterEvents divisions," added Meckler.

JUPITERMEDIA CORPORATION 2ND QUARTER 2005 FINANCIAL RESULTS CONFERENCE CALL
ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2005 second quarter results, scheduled for Tuesday, August 2, 2005 at 11:00 am EST.

The conference call number is (800) 289-0730 for domestic participants and (913) 981-5509 for international participants; pass code "892 6504." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Tuesday, August 16, 2005. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: "892 6504."

ACQUISITIONS

In May, Jupitermedia announced the acquisition of JGuru.com (www.jguru.com), an online community that provides news, information, forums and online courses designed for Java(TM) programmers and software developers. The JGuru.com online community is comprised of top Java(TM) developers, who are encouraged to maintain their individuality and express their own opinions freely, which gives JGuru.com the credibility needed for the success of any online community. Terms of this acquisition were not disclosed.

In May, Jupitermedia announced that it had acquired all of the shares of Goodshoot S.A.S (www.goodshoot.com), for approximately U.S. $9.8 million in cash. Goodshoot, based in

Annecy-le-Vieux, France, is a leading resource for royalty free digital images for business users and creative professionals. In July, Jupitermedia acquired PictureArts Corporation (www.picturearts.com) for approximately $63.2 million in cash, subject to certain post-closing adjustments. The acquisition includes PictureArts' quality brands: Brand X Pictures, FoodPix, Botanica and Nonstock, as well as its image distribution business. Jupitermedia financed the purchase price with cash on hand and borrowings under a $90 million senior credit facility with JPMorgan Chase Bank, N.A. obtained in connection with the transaction.

ONLINE IMAGE OFFERINGS

In April, Jupitermedia announced a collaboration with Adobe through Adobe(R) Stock Photos, a new stock photography service that offers designers one-stop shopping for high-quality, royalty-free images for layout and design. Designers can download non-watermarked comp images from Jupitermedia's Comstock Images collection (www.comstock.com) and bring them into a layout and then purchase without ever having to leave Adobe Creative Suite 2.

In July, Jupitermedia announced an agreement with Corbis (www.corbis.com), a leading media services company, to distribute its Comstock Images and Thinkstock Images collections. Under the terms of the agreement Corbis will distribute select Comstock and Thinkstock images worldwide through its Web site www.corbis.com, starting in September.

The following table sets forth the organic and acquisition-related revenue growth of Jupitermedia's Online images business on a year over year and sequential quarterly basis for the three months ended June 30, 2005 (dollars in thousands):

                            THREE MONTHS                                        THREE MONTHS      ORGANIC    OVERALL
                                ENDED         ORGANIC REVENUE    ACQUISITION        ENDED         GROWTH     GROWTH
(UNAUDITED)                 JUNE 30, 2004          GROWTH          REVENUE      JUNE 30, 2005     RATE %     RATE %
                           --------------          ------          -------      -------------     ------     ------
Online images:

   JupiterImages (1)          $ 5,791             $ 1,005          $   --           $ 6,796         17%       17%
   Acquisitions (2)               --                  --            12,935           12,935         N/M       N/M
                              -------             -------          -------          -------         ---       ----
Online images revenues        $ 5,791             $ 1,005          $12,935          $19,731         17%       241%
                              =======             =======          =======          =======         ===       ====


                            THREE MONTHS                                        THREE MONTHS      ORGANIC    OVERALL
                                ENDED          ORGANIC REVENUE   ACQUISITION        ENDED         GROWTH     GROWTH
                           MARCH 31, 2005          GROWTH          REVENUE      JUNE 30, 2005     RATE %     RATE %
                           --------------          ------          -------      -------------     ------     ------
Online images:

   JupiterImages (3)          $ 8,458             $   123          $   --           $ 8,581         1%         1%
   Acquisitions (4)             3,705                 --             7,445           11,150         N/M       201
                              -------             -------          -------          -------         ---       ---
Online images revenues        $12,163             $   123          $ 7,445          $19,731         1%        62%
                              =======             =======          =======          =======         ===       ===

(1) JupiterImages consists of: ArtToday, Inc., acquired on June 30, 2003; and Comstock Images, acquired on April 1, 2004.

(2) Acquisitions include: Thinkstock Images, acquired on July 28, 2004; Hemera Images, acquired on November 12, 2004; and Dynamic Graphics Group, acquired on March 7, 2005.

(3) JupiterImages consists of: ArtToday, Inc., acquired on June 30, 2003; Comstock Images, acquired on April 1, 2004; Thinkstock Images, acquired on July 28, 2004; and Hemera Images, acquired on November 12, 2004. Hemera Images' retail box product line has been excluded since it has been discontinued.

(4) Acquisitions include: Dynamic Graphics Group acquired on March 7, 2005; and Goodshoot S.A.S. acquired on May 19, 2005.

The following table sets forth the organic and acquisition-related revenue growth of Jupitermedia's Online images business on a year over year basis for the six months ended June 30, 2005 (dollars in thousands):

                             SIX MONTHS                                          SIX MONTHS       ORGANIC    OVERALL
                                ENDED         ORGANIC REVENUE    ACQUISITION        ENDED         GROWTH     GROWTH
(UNAUDITED)                 JUNE 30, 2004          GROWTH          REVENUE      JUNE 30, 2005     RATE %     RATE %
                           --------------          ------          -------      -------------     ------     ------
Online images:

   JupiterImages (1)          $ 5,184             $ 2,118          $   --           $ 7,302         41%       41%
   Acquisitions (2)             3,064                 --            21,528           24,592         N/M       703
                              --------            -------          -------          -------         ---       ----
Online images revenues        $ 8,248             $ 2,118          $21,528          $31,894         41%       287%
                              ========            =======          =======          =======         ===       ====


(1) JupiterImages consists of ArtToday, Inc., which was acquired on June 30, 2003.

(2) Acquisitions include: Comstock Images, acquired on April 1, 2004; Thinkstock Images, acquired on July 28, 2004; Hemera Images, acquired on November 12, 2004; Dynamic Graphics Group, acquired on March 7, 2005; and Goodshoot S.A.S. acquired on May 19, 2005.

RESEARCH SERVICES

In April, Jupitermedia announced the launch of JupiterResearch's SMB Marketing research service. The SMB Marketing research service marks the ninth new practice started by JupiterResearch since its acquisition in July 2002 by Jupitermedia. This service helps companies market effectively and increase sales to small- and medium-size businesses (SMBs). Drawing on comprehensive surveys of SMB decision makers, intelligence from successful marketers and JupiterResearch studies on evolving online marketing best practices, SMB Marketing identifies and profiles attractive market segments and spells out effective tactics to win SMB market share.

In June, Jupitermedia announced the launch of a new podcasting service called JupiterResearch Conversations. Podcasts are audio programs than can be listened to online or downloaded and listened to on a portable media player. JupiterResearch's podcasts feature conversations with JupiterResearch analysts about key topics relating to the Internet and emerging consumer technologies. JupiterResearch Conversations are available at podcasts.jupiterresearch.com.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. JupiterEvents held eight paid conferences and trade shows in the second quarter of 2005: Search Engine Strategies Conference & Expo Munich 2005; WiFi/VoWiFi Planet Conference & Expo Tokyo 2005; Search Engine Strategies Conference & Expo Tokyo 2005; Search Engine Strategies Conference & Expo Toronto 2005; ISPCON Conference & Expo Spring 2005; Search Engine Strategies Conference & Expo London 2005; WiFi/VoWiFi Planet Conference & Expo Spring 2005; and Search Engine Watch Forums Live 2005. JupiterEvents has announced the following conferences and trade shows for the remainder of 2005:

o    Search Engine Strategies Conference & Expo 2005 (August 8-11, San Jose, CA)
o IT Service Management Forum Conference & Expo 2005 (September 19-24, Chicago, IL)
o    ISPCON Fall 2005 (October 18-20, Santa Clara, CA)
o Search Engine Strategies Conference & Expo 2005 (October 26-27, Stockholm, Sweden)
o    Search Engine Strategies Conference & Expo 2005 (December 5-8, Chicago, IL)

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004 AND 2005
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                 JUNE 30,                     JUNE 30,
                                                           --------------------         --------------------
                                                             2004        2005             2004        2005
                                                           --------    --------         --------    --------
Revenues                                                   $ 17,846    $ 33,795         $ 32,199    $ 58,809
Cost of revenues                                              6,547      13,113           12,567      22,665
                                                           --------    --------         --------    --------

Gross profit                                                 11,299      20,682           19,632      36,144
                                                           --------    --------         --------    --------

Operating expenses:
     Advertising, promotion and selling                       4,550       6,900            8,125      11,593
     General and administrative                               2,152       4,521            4,677       7,928
     Depreciation                                               242         423              465         710
     Amortization                                               722         876            1,117       1,705
                                                           --------    --------         --------    --------
Total operating expenses                                      7,666      12,720           14,384      21,936
                                                           --------    --------         --------    --------

Operating income                                              3,633       7,962            5,248      14,208

Income (loss) on investments and other, net                     105         (11)             119         (41)
Interest income                                                   9          95               27         214
Interest expense                                                (56)       (200)             (62)       (288)
                                                           --------    --------         --------    --------
Income before income taxes, minority interests and
  equity income from venture fund investments and
  other, net                                                  3,691       7,846            5,332      14,093

Provision for income taxes                                      140         934              140       1,612
Minority interests                                              (26)         (8)             (37)        (31)
Equity income (loss) from venture fund investments
  and other, net                                                (16)        132               (9)        132
                                                           --------    --------         --------    --------
Net income                                                 $  3,509    $  7,036         $  5,146    $ 12,582
                                                           ========    ========         ========    ========

Earnings per share:
Basic                                                      $   0.13    $   0.21         $   0.19    $   0.38
                                                           ========    ========         ========    ========
Diluted                                                    $   0.11    $   0.19         $   0.17    $   0.35
                                                           ========    ========         ========    ========

Shares used in computing earnings per share:
Basic                                                        27,903      34,304           26,965      33,523
                                                           ========    ========         ========    ========
Diluted                                                      30,906      36,836           29,783      36,044
                                                           ========    ========         ========    ========

SEGMENT INFORMATION
The following tables summarize the results of the segments of Jupitermedia for the three and six months ended June 30, 2004 and 2005. Online images consists of the JupiterImages business that includes Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Goodshoot Images, Photos.com, HemeraImages.com, Ablestock.com, PhotoObjects.net, Clipart.com and Animations.com. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com, ClickZ.com and Graphics.com Networks. Research represents the JupiterResearch business. Events represent the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities.

(unaudited)                        THREE MONTHS ENDED        SIX MONTHS ENDED
(in thousands)                          JUNE 30,                 JUNE 30,
                                  --------------------     --------------------
                                    2004        2005         2004        2005
                                  --------    --------     --------    --------
Revenues:
   Online images                  $  5,791    $ 19,731     $  8,248    $ 31,894
   Online media                      8,002       9,336       15,221      16,876
   Research                          2,201       2,801        4,543       5,356
   Events                            1,841       1,919        4,163       4,667
   Other                                11           8           24          16
                                  --------    --------     --------    --------
                                    17,846      33,795       32,199      58,809
                                  --------    --------     --------    --------
Cost of revenues:
   Online images                     1,143       6,935        1,778      10,120
   Online media                      2,867       3,455        5,770       6,526
   Research                          1,318       1,409        2,554       2,849
   Events                            1,219       1,314        2,465       3,170
                                  --------    --------     --------    --------
                                     6,547      13,113       12,567      22,665
                                  --------    --------     --------    --------
Gross profit:
   Online images                     4,648      12,796        6,470      21,774
   Online media                      5,135       5,881        9,451      10,350
   Research                            883       1,392        1,989       2,507
   Events                              622         605        1,698       1,497
   Other                                11           8           24          16
                                  --------    --------     --------    --------
                                    11,299      20,682       19,632      36,144
                                  --------    --------     --------    --------
Advertising, promotion and
 selling:
   Online images                     1,237       3,583        1,556       5,159
   Online media                      1,760       1,915        3,444       3,708
   Research                            780         833        1,498       1,701
   Events                              773         569        1,627       1,025
                                  --------    --------     --------    --------
                                     4,550       6,900        8,125      11,593
                                  --------    --------     --------    --------
General and administrative:
   Online images                       263       1,083          517       1,681
   Online media                       (186)        163          234         344
   Research                            177         184          374         407
   Events                               38          48           82          88
   Other                             1,860       3,043        3,470       5,408
                                  --------    --------     --------    --------
                                     2,152       4,521        4,677       7,928
                                  --------    --------     --------    --------

Depreciation                           242         423          465         710
Amortization                           722         876        1,117       1,705

Operating income (loss):
   Online images                     3,148       8,130        4,397      14,934
   Online media                      3,561       3,803        5,773       6,298
   Research                            (74)        375          117         399
   Events                             (189)        (12)         (11)        384
   Other                            (2,813)     (4,334)      (5,028)     (7,807)
                                  --------    --------     --------    --------
                                     3,633       7,962        5,248      14,208
                                  --------    --------     --------    --------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                       DECEMBER 31, 2004 AND JUNE 30, 2005
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    DECEMBER 31,    JUNE 30,
                                                                        2004          2005
                                                                     ---------     ---------
                                                                                  (UNAUDITED)
                                     ASSETS
Current assets:
    Cash and cash equivalents                                        $  30,179     $  19,950
    Accounts receivable, net of allowances of $966 and
      $1,351, respectively                                              15,385        21,417
    Unbilled accounts receivable                                         1,530         1,336
    Prepaid expenses and other                                           2,713         4,238
                                                                     ---------     ---------
          Total current assets                                          49,807        46,941

Property and equipment, net of accumulated depreciation
  of $9,256 and $9,876, respectively                                     2,339         8,673
Intangible assets, net of accumulated amortization of
  $5,371 and $7,074, respectively                                       20,939        31,877
Goodwill                                                                42,015       103,674
Investments and other assets                                             1,197         1,345
                                                                     ---------     ---------
          Total assets                                               $ 116,297     $ 192,510
                                                                     =========     =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                 $   2,277     $   8,157
    Accrued payroll and related expenses                                 1,785         3,039
    Accrued expenses and other                                           5,037         8,198
    Deferred revenues                                                   14,183        18,957
    Current portion of long-term debt                                     --           8,333
                                                                     ---------     ---------
          Total current liabilities                                     23,282        46,684

Long-term debt                                                            --          11,744
Deferred revenues                                                          510           847
Deferred income tax liabilities                                            121         1,234
Other long-term liabilities                                                225          --
                                                                     ---------     ---------
          Total liabilities                                             24,138        60,509
                                                                     ---------     ---------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000 million
      shares authorized, no shares issued and outstanding                 --            --
    Common stock, $.01 par value, 75,000,000 shares
      authorized, and 32,378,361 and 34,694,930 shares
      issued at December 31, 2004 and June 30, 2005,
      respectively                                                         324           347
    Additional paid-in capital                                         215,648       243,856
    Accumulated deficit                                               (123,690)     (111,108)
    Treasury stock, 65,000 shares, at cost                                (106)         (106)
    Accumulated other comprehensive income                                 (17)         (988)
                                                                     ---------     ---------
          Total stockholders' equity                                    92,159       132,001
                                                                     ---------     ---------
          Total liabilities and stockholders' equity                 $ 116,297     $ 192,510
                                                                     =========     =========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2005
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                        SIX MONTHS ENDED
                                                                             JUNE 30,
                                                                      ---------------------
                                                                        2004         2005
                                                                      --------     --------
Cash flows from operating activities:
     Net income                                                       $  5,146     $ 12,582
     Adjustments to reconcile net income to net cash provided
      by operating activities:
        Depreciation and amortization                                    1,582        2,415
        Provision (benefit) for losses on accounts receivable             (144)         (65)
         Provision for income taxes                                         37        1,009
         Minority interests                                                 37           31
        Equity (income) loss from venture fund investments and
         other, net                                                          9         (132)
         (Income) loss on investments and other, net                      (119)          41
     Changes in current assets and liabilities (net of
      businesses acquired):
        Accounts receivable                                                322          919
        Unbilled accounts receivable                                       (46)         195
        Prepaid expenses and other                                        (267)         378
        Accounts payable and accrued expenses                            1,408       (4,709)
        Deferred revenues                                                1,855          659
                                                                      --------     --------
            Net cash provided by operating activities                    9,820       13,323
                                                                      --------     --------

Cash flows from investing activities:
     Additions to property and equipment                                  (207)        (846)
     Acquisitions of businesses and other                              (22,917)     (49,004)
     Distribution from internet.com venture funds                          148         --
     Proceeds (distributions) from sales of assets and other               135          (65)
                                                                      --------     --------
            Net cash used in investing activities                      (22,841)     (49,915)
                                                                      --------     --------

Cash flows from financing activities:
     Proceeds from issuance of common stock, net                        30,580         --
     Borrowings under credit facilities                                 13,000       20,000
     Debt issuance costs                                                  --           (257)
     Repayment of borrowings under credit facility                     (13,000)        --
     Proceeds from exercise of stock options                             2,096        6,620
                                                                      --------     --------
            Net cash provided by financing activities                   32,676       26,363
                                                                      --------     --------

Net increase (decrease) in cash and cash equivalents                    19,655      (10,229)
Cash and cash equivalents, beginning of period                           9,567       30,179
                                                                      --------     --------
Cash and cash equivalents, end of period                              $ 29,222     $ 19,950
                                                                      ========     ========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                       $   --       $    482
                                                                      ========     ========
     Cash paid for interest                                           $     62     $    196
                                                                      ========     ========

Non-cash investing activities:
     Common stock issued for acquisitions                             $   --       $ 21,611
                                                                      ========     ========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions of Thinkstock Images, Megapixel.net, Hemera Technologies Inc., Creatas, L.L.C., the parent company of Dynamic Graphics, Inc., GraphicDesignForum.com, JGuru.com, Goodshoot S.A.S and PictureArts Corporation, and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of August 1, 2005. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                           Actual        Actual       Actual
                                         Total 2004      Q1 2005      Q2 2005       Q3 2005      Total 2005
                                         -----------     -------      -------       -------      ----------
                                                       (in millions, except per share amounts)

Revenues                                    $72.0         $25.0        $33.8      $39.5-40.5    $139.0-141.0

Cost of revenues, advertising,
promotion & selling, and G&A expenses       $53.0         $17.7        $24.6      $28.0-29.0     $96.5-98.5

EBITDA (Earnings before interest,
taxes, depreciation and amortization)       $19.0          $7.3         $9.2      $11.0-12.0     $42.0-43.0

Depreciation and amortization                $3.0          $1.1         $1.3         $1.7           $5.9

Interest expense, net                        $ -           $ -          $0.1         $1.2           $2.5

Equity income                                $ -           $ -          $0.1         $ -            $0.1

Provision for income taxes (1)               $0.3          $0.7         $0.9         $1.3           $4.2

Net income                                  $15.7          $5.5         $7.0         $7.3        $29.0-31.0

Diluted share count                          31.8          35.7         36.8         37.0           36.7

Earnings per diluted share                  $ 0.49        $ 0.16        $0.19       $ 0.20       $0.81-0.83

(1) The provision for income taxes includes deferred income tax expense related to the amortization of certain intangibles, primarily goodwill from the Dynamic Graphics Group and PictureArts acquisitions, for income tax purposes that are not amortized in our financial statements. This deferred income tax expense will be recorded as a long-term liability on our balance sheet and will not be paid in cash unless the related assets are sold.

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. Jupitermedia includes JupiterImages, one of the leading images companies in the world with over 7.0 million images online serving creative professionals with brands like Brand X, FoodPix, Botanica, Nonstock, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Goodshoot Images, Photos.com, HemeraImages.com, Ablestock.com, PhotoObjects.net, Clipart.com and Animations.com; and JupiterWeb, the online media division of Jupitermedia which operates five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; ClickZ.com for interactive marketers; and Graphics.com, for creative professionals. JupiterWeb properties include more than 170 Web sites and over 170 e-mail newsletters that are viewed by over 20 million users and generate over 300 million page views monthly. Jupitermedia also includes:
JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and IT Service Management Forum.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.


CONTACT:
Lisa DiGiacomo
Marketing and Public Relations Associate
212-547-7938
ldigiacomo@jupitermedia.com
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All current Jupitermedia Corporation press releases can be found on the World
Wide Web at http://www.jupitermedia.com/corporate/press.html
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